Exhibit 10.1

                                 PROMISSORY NOTE


                      Amount: Variable Date: August 1, 2005


FOR VALUE RECEIVED, Bravo Resource Partners, Ltd, a Yukon Canada corporation (the "Maker") hereby promises to pay to the order of Alpine Pictures, Inc., a California corporation ("Payee"), at such address as Payee shall notify Maker in writing, the variable principal sum set forth in Exhibit "A", as amended from time to time as advances are agreed to by the parties hereto, with no interest, payable principal in full on or before a date 180 days from the date of written demand from Payee to Maker.

1. Right of Prepayment. Maker has the right to prepay all or any portion of this Note at any time during its term without penalty. Such prepayments shall be applied first to interest, if any, and then to principal.

2. Default. Any of the following shall constitute a default by Maker hereunder:

     o The failure of the maker to make any payment of principal or interest required hereunder within 10 days of the due date for such payment; or

     o The failure of Maker to fully perform any other material covenants and agreements under this Note and continuance of such failure for a period of 30 days after written notice of the default by Payee to the Maker.

     Upon the occurrence of a default hereunder, this Note will commence bearing interest at the rate of 10% per annum, compounded monthly, and Payee may, at its option, declare immediately due and payable the entire unpaid principal sum of this Note together with all accrued and unpaid interest owing at the time of such declaration pursuant to this Note.

3. Limited Recourse of Note. In the event that the Maker defaults on this Note, Payee shall look solely to the Maker and its assets for repayment and none of the shareholders, officers, directors or affiliates of the Maker shall have any personal liability for payment hereunder.

4. Costs of Collections. Payee shall be entitled to collect from Maker all reasonable attorney's fees and costs incurred by Payee, as well as other costs and expenses incurred by Payee, in curing any default or attempting collection of any payment due on this Note, including, but not limited to, all post judgement costs.

5.   Payment. This Note shall be payable in lawful money of the United States.

6. Place of Payment. All payments on this Note are to be made or given to Payee at the address provided to Maker or to such other place as Payee may from time to time direct by written notice to Maker.

7. Waiver. Maker, for itself and its successors, transfers and assigns, waives presentment, dishonor, protest, notice of protest, demand for payment and dishonor in nonpayment of this Note, bringing of suit or diligence of taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder.

8. Severability. If any provision of this Note or the application thereof to any persons or entities or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Note shall not be deemed affected thereby and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

9. No Partner. Payee shall not become nor be deemed to be a partner or joint venturer with Maker by reason of any provision of this Note. Nothing herein shall constitute Maker and Payee as partners or joint venturers or require Payee to participate in or be responsible or liable for any costs, liabilities, expenses or losses of Maker.

10. No Waiver. The failure to exercise any rights herein shall not constitute a waiver of the right to exercise the same or any other right at any subsequent time in respect of the same event or any other event.

11. Governing Law. This Note shall be governed by and construed solely in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, Maker has executed this Note as of the date first hereinabove written.

                                      MAKER

                                      BRAVO RESOURCE PARTNERS LTD.
                                      A Yukon Canada corporation


                                      By: /s/ Tyrone R. Carter
                                          --------------------------------------
                                          Tyrone R. Carter, President

                                      PAYEE

                                      ALPINE PICTURES, INC.
                                      A California corporation


                                      By: /s/ Ryan Carroll
                                          --------------------------------------
                                          Ryan Carroll, President

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              EXHIBIT "A" to PROMISSORY NOTE dated August 1, 2005.

Date of Advance       Amount of Advance     Initials for      Initials for
                                            Maker             Payee

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